Execution Version

CARNIVAL CORPORATION
as Issuer

CARNIVAL PLC
AND THE OTHER GUARANTORS
NAMED ON THE SIGNATURE PAGES HERETO,

as Guarantors

AND

U.S BANK NATIONAL ASSOCIATION,
as Trustee

FIRST SUPPLEMENTAL INDENTURE
Dated as of June 30, 2020

TO THE INDENTURE
Dated as of April 6, 2020
5.75% Convertible Senior Notes due 2023

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THIS FIRST SUPPLEMENTAL INDENTURE is dated as of June 30, 2020, among Carnival Corporation, a corporation duly organized and existing under the laws of the Republic of Panama, as issuer (the “Company”), Carnival plc, a company incorporated and registered under the laws of England and Wales (“Carnival plc”), the Subsidiary Guarantors listed on the signature pages hereto and U.S. Bank National Association, a national banking association organized under the laws of the United States of America, as trustee (the “Trustee”).
RECITALS
WHEREAS, the Company, Carnival plc, the Subsidiary Guarantors and the Trustee executed and delivered an Indenture, dated as of April 6, 2020 (the “Indenture”), to provide for the issuance by the Company of its 5.75% Convertible Senior Notes due 2023 (the “Notes”);
WHEREAS, pursuant to Section 10.01(a) of the Indenture, the Company, the Guarantors and the Trustee may amend the Indenture without the consent of any Holders to cure any ambiguity, mistake, omission, defect or inconsistency in the Indenture in a manner that does not adversely affect any Holder in any material respect, as set forth in an Officer’s Certificate;
WHEREAS, Section 14.01(b)(iv) incorrectly references calendar quarters instead of fiscal quarters in determining quarterly periods during which the Notes may be convertible, and the Company’s fiscal year-end is not the calendar year-end;
WHEREAS, the parties wish to correct this mistake commencing with the fiscal quarter ending August 31, 2020 (without, however, impacting any Holder’s rights to convert its Notes during the calendar quarter ending September 30, 2020); and
WHEREAS, the entry into this First Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Indenture.
NOW, THEREFORE, for and in consideration of the foregoing premises, the Company, the Guarantors and the Trustee mutually covenant and agree as follows:
ARTICLE I.
Section 1.1 Amendments to the Indenture.
Section 14.01(b)(iv) of the Indenture is hereby amended and restated as follows:
“(iv) Prior to the close of business on the Business Day immediately preceding January 1, 2023, a Holder may surrender all or any portion of its Notes in an Authorized Denomination for conversion at any time during any fiscal quarter of the Company commencing after the fiscal quarter of the Company ending on May 31, 2020 (and only during such fiscal quarter), if the Last Reported Sale Price of the Common Stock for at least 20 Trading Days (whether or not consecutive) during the period of 30 consecutive Trading Days
First Supplemental Indenture
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ending on the last Trading Day of the immediately preceding fiscal quarter of the Company is greater than or equal to 130% of the Conversion Price on each applicable Trading Day. The Company shall determine whether the Notes are convertible because the Last Reported Sale Price condition has been met and promptly provide written notice to the Holders, the Trustee and the Conversion Agent (if other than the Trustee). Notwithstanding the first sentence above, a Holder may surrender all or any portion of its Notes in an Authorized Denomination for conversion at any time during the period commencing on July 1, 2020 and ending on September 30, 2020, as if this Section 14.01(b)(iv) continued to refer to calendar quarter rather than fiscal quarter.”

ARTICLE II
MISCELLANEOUS

Section 2.1 Effect of First Supplemental Indenture.
This First Supplemental Indenture shall become effective upon its execution by the parties hereto. Except as set forth herein, the Indenture shall remain in full force and effect.
Section 2.2 Definitions.
Capitalized terms used but not defined in this First Supplemental Indenture shall have the meanings ascribed thereto in the Indenture.
Section 2.3 Confirmation of Indenture.
The Indenture, as supplemented and amended by this First Supplemental Indenture, is in all respects ratified and confirmed, and the Indenture, this First Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.
Section 2.4 Concerning the Trustee.
In carrying out the Trustee’s responsibilities hereunder, the Trustee shall have all of the rights, protections and immunities which it possesses under the Indenture. The Trustee makes no representations as to (i) the validity or sufficiency of this First Supplemental Indenture, (ii) the proper authorization hereof by the Company by action or otherwise, (iii) the due execution hereof by the Company or (iv) the consequences of any amendment herein provided for.
Section 2.5 Governing Law.
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First Supplemental Indenture
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THIS FIRST SUPPLEMENTAL INDENTURE AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 2.6 Severability.
In the event any provision of this First Supplemental Indenture shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired.
Section 2.7 Execution in Counterparts.
This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this First Supplemental Indenture and of signature pages by facsimile, electronic or PDF transmission shall constitute effective execution and delivery of this First Supplemental Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile, electronic or PDF shall be deemed to be their original signatures for all purposes.
Section 2.8 Benefits of Indenture.
Nothing in this First Supplemental Indenture, expressed or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Conversion Agent, any authenticating agent, any Note Registrar and their successors hereunder or the Holders, any benefit or any legal or equitable right, remedy or claim under this First Supplemental Indenture.
[Signature Page Follows]

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First Supplemental Indenture
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IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed all as of the day and year first above written.

ISSUER:
CARNIVAL CORPORATION

By:/s/ Darrell Campbell
Name: Darrell Campbell
Title: Treasurer

GUARANTORS:
CARNIVAL PLC

By:/s/ Darrell Campbell
Name: Darrell Campbell
Title: Treasurer

GXI, LLC
By:/s/ Arnaldo Perez
Name: Arnaldo Perez
Title: General Counsel & Secretary

PRINCESS CRUISE LINES, LTD.

By:/s/ Janet Swartz
Name: Janet Swartz
Title: President

SEABOURN CRUISE LINE LTD.
By:/s/ Iseline R. Gouverneur
Name: Iseline R. Gouverneur
Title: Managing Director

By:/s/ Rhona M.P. Mendez
Name: Rhona M.P. Mendez
Title: Attorney-in-Fact

COSTA CROCIERE S.P.A.
By:/s/ David Bernstein
[Signature Page to First Supplemental Indenture]
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Name: David Bernstein
Title: Director
CRUISEPORT CURACAO C.V.
By:  SSC Shipping and Air Services (Curacao) N.V.
Managing Director for Holland America Line N.V., General Partner

By:/s/ Iseline R. Gouverneur
Name: Iseline R. Gouverneur
Title: Managing Director

By:/s/ Rhona M.P. Mendez
Name: Rhona M.P. Mendez
Title: Attorney-in-Fact

HOLLAND AMERICA LINE N.V.
        By:  SSC Shipping and Air Services (Curacao) N.V.
By:/s/ Iseline R. Gouverneur
Name: Iseline R. Gouverneur
Title: Managing Director

By:/s/ Rhona M.P. Mendez
Name: Rhona M.P. Mendez
Title: Attorney-in-Fact

HAL ANTILLEN N.V.
        By:  SSC Shipping and Air Services (Curacao) N.V.
By:/s/ Iseline R. Gouverneur
Name: Iseline R. Gouverneur
Title: Managing Director

By:/s/ Rhona M.P. Mendez
Name: Rhona M.P. Mendez
Title: Attorney-in-Fact

[Signature Page to First Supplemental Indenture]
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U.S. BANK NATIONAL
ASSOCIATION, as Trustee

By:/s/ Richard Prokosch
Name:Richard Prokosch
Title: Vice President

[Signature Page to First Supplemental Indenture]
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